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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 18, 2005

                        SOURCE INTERLINK COMPANIES, INC.
             (Exact name of registrant as specified in this charter)

          Delaware                     001-13437                  20-2428299
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)

        27500 Riverview Center Blvd., Suite 400, Bonita Springs, FL 34134
              (Address of Principal Executive Offices and Zip Code)

       Registrant's Telephone Number, including area code: (239) 949-4450

                                 Not applicable
          (Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

      On April 18, 2005, Source Interlink Companies, Inc. (the "REGISTRANT") entered into that certain First Amendment to Amended and Restated Loan Agreement (the "FIRST AMENDMENT") dated as of April 18, 2005, by and among the Registrant (for itself and as the administrative borrower on behalf of certain of the Registrant's subsidiaries named therein), certain of the Registrant's subsidiaries (as borrowers and/or guarantors), Wells Fargo Foothill, Inc. (for itself and as arranger, administrative agent and collateral agent for each of the lenders named therein) (the "AGENT"), and Wachovia Bank, N.A. (as documentation agent) ("WACHOVIA"). The First Amendment amends that certain Amended and Restated Loan Agreement (the "LOAN AGREEMENT") dated as of February 28, 2005, by and among the Registrant, certain of its subsidiaries named therein, the Agent and the lenders named therein.

      Material terms of the First Amendment include the following:

      - Increase of the maximum revolving credit commitment under the Loan Agreement from $200 million to $250 million.

      - Appointment of Wachovia as the Documentation Agent under and as defined in the Loan Agreement.

      - Modification of certain financial covenants and reporting requirements.

      - Permission for parties to update certain schedules to the Loan Agreement and certain other loan documents.

      -     Amendment of certain other terms and conditions of the Loan
            Agreement.

      The Loan Agreement, as amended by the First Amendment, continues to provide for (i) the guaranty by certain of the Registrant's subsidiaries, (ii) customary events of default which could result in an acceleration of all amounts payable thereunder and (iii) additional customary mandatory prepayment provisions in certain circumstances and under certain conditions.

      A copy of the First Amendment is filed as Exhibit 10.44.1 to this report and is incorporated herein by reference. A copy of the Loan Agreement was filed as Exhibit 10.44 to the Registrant's Current Report on Form 8-K filed with the Commission on March 4, 2005, and is incorporated herein by reference. The descriptions of the foregoing transactions are qualified in their entirety by reference to such exhibits.

SECOND LEASE AMENDMENT

      On April 20, 2005, the Registrant entered into that certain Second Lease Amendment ("SECOND LEASE AMENDMENT") dated April 20, 2005, between Riverview Associates Limited Partnership and the Registrant. The Second Amendment amends that certain Office Building Lease dated August 9, 2001 (the "ORIGINAL LEASE"), as amended by that certain Lease Amendment dated August 27, 2003 (the "FIRST LEASE AMENDMENT" and, together with the Original Lease, the "LEASE"). The Lease is for the Registrant's main offices located in a portion of the building located at 27500 Riverview Center Boulevard, Bonita Springs, Florida (the "BUILDING").

      The Second Lease Amendment amends certain terms of the Lease to provide for an increase in the office space leased by the Registrant, effective as of April 1, 2005, to include approximately 11,243 useable square feet of the second floor of the Building and approximately 1,000 useable square feet of the first floor of the Building. The Registrant also agrees to lease an additional 16,459 useable square feet of the first floor of the Building on the sooner to occur of January 1, 2006 or the date that all final inspections allowing for lawful occupancy are completed.

      A copy of the Second Lease Amendment is filed as Exhibit 10.31.2 to this report and is incorporated herein by reference. A copy of the Original Lease was filed as Exhibit 10.31 to the Registrant's Annual Report on Form 10-K filed with the Commission on May 16, 2002, and is incorporated herein by reference. A copy of the First Lease Amendment was filed

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as Exhibit 10.31.1 to the Registrant's Quarterly Report on Form 10-Q filed with the Commission on September 15, 2003, and is incorporated herein by reference. The descriptions of the foregoing transactions are qualified in their entirety by reference to such exhibits.

ITEM 2.02 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On April 18, 2005, the Registrant issued a press release describing selected financial results of the Registrant for the fiscal year ended January 31, 2005. Also, on April 18, 2005, the Registrant held its fourth quarter earnings conference call. The press release and transcript of the fourth quarter earnings conference call are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively. Pursuant to General Instruction B.2 of Form 8-K, the information furnished in this Item 2.02 and in Exhibits 99.1 and 99.2 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") or otherwise subject to the liabilities of that section, nor shall such information be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

ITEM 2.03 - CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
            OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

      The information provided in Item 1.01 above relating to the First Amendment to Amended and Restated Loan Agreement is incorporated herein by reference.

ITEM 7.01 - REGULATION FD DISCLOSURE

      The text under Item 2.02 above is hereby incorporated by reference into this Item 7.01.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits

10.31.2 Second Lease Amendment dated April 20, 2005 between Riverview Associates Limited Partnership and Source Interlink Companies, Inc.

10.44.1 First Amendment to Amended and Restated Loan Agreement dated April 18, 2005 by and among Source Interlink Companies, Inc., its subsidiaries, Wells Fargo Foothill, Inc., as arranger, administrative agent and collateral agent, and Wachovia Bank, N.A., as documentation agent.

99.1     April 18, 2005 Press Release of Source Interlink Companies, Inc.

99.2     Transcript of Conference Call held April 18, 2005.

                                       -2-

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 21, 2005

                                    SOURCE INTERLINK COMPANIES, INC.

                                    By: /s/ Marc Fierman
                                        ----------------------------------------
                                        Marc Fierman
                                        Executive Vice President and Chief
                                        Financial Officer

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                                  EXHIBIT INDEX

10.31.2 Second Lease Amendment dated April 20, 2005 between Riverview Associates Limited Partnership and Source Interlink Companies, Inc.

10.44.1 First Amendment to Amended and Restated Loan Agreement dated April 18, 2005 by and among Source Interlink Companies, Inc., its subsidiaries, Wells Fargo Foothill, Inc., as arranger, administrative agent and collateral agent, and Wachovia Bank, N.A., as documentation agent.

99.1     April 18, 2005 Press Release of Source Interlink Companies, Inc.

99.2     Transcript of Conference Call held April 18, 2005.